UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2008
FIRSTFLIGHT, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52593	87-0617649

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

236 Sing Sing Road, Elmira-Corning Regional Airport, Horseheads, NY	14845

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (607) 739-7148
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 14, 2008, Keith P. Bleier informed FirstFlight, Inc. (the “Company”) that he intends to resign as the Company’s Senior Vice President and Chief Financial Officer effective as of the close of business on December 31, 2008. Mr. Bleier, who has obtained another Chief Financial Officer position in the Rochester, New York area, has informed the Company that he will assist both in the transition of his responsibilities and in the search for his replacement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstFlight, Inc.
Date: December 16, 2008	By:	John Dow
John Dow
President and Chief Executive Officer